UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2006

ASSOCIATED ESTATES REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC Parkway, Richmond Heights, Ohio 44143-1467
(Address of principal executive offices)

(216) 261-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On October 26, 2006, Associated Estates Realty Corporation issued a press release announcing its financial results for the third quarter ended September 30, 2006. A copy of the press release and Supplemental Financial Data are furnished as Exhibits 99.1 and 99.2 to this report. This Form 8-K and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits	Description
99.1	Press Release dated October 26, 2006
99.2	Supplemental Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

October 26, 2006	/s/ Lou Fatica
(Date)	Lou Fatica, Vice President,
Chief Financial Officer and Treasurer